Financing	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Financing
8.	Financing

Long-term debt consisted of the following:

	As of
	September 30, 2013	December 31, 2012
ABL Facility	$22,500	$14,522
Senior Secured Notes	375,000	375,000

Total long-term debt	$397,500	$389,522

Senior Secured Notes

On June 1, 2012, GBC issued $375,000 in aggregate principal amount of 9.50% Senior Secured Notes due 2019 (the “Senior Secured Notes”), which are guaranteed by Holdings. The Senior Secured Notes mature on June 1, 2019. Interest on the Senior Secured Notes accrues at the rate of 9.50% per annum and is payable semiannually in arrears on June 1 and December 1, commencing on December 1, 2012.

The credit agreement governing the ABL Facility (hereinafter defined) and the indenture governing the Senior Secured Notes (the “Indenture”) limit the ability of GBC and its subsidiaries to dividend or distribute cash to Holdings and to its equityholders, although ordinary course dividends and distributions to meet the limited holding company expenses and related obligations at Holdings of up to $5 million per year are permitted under those agreements. Under the terms of the Indenture, GBC is also permitted to dividend or distribute to Holdings and its equityholders up to 50% of its “Consolidated Net Income” (as such term is used in the Indenture) from April 1, 2012 to the end of GBC’s most recently ended fiscal quarter. As of September 30, 2013, all of the net assets of the subsidiaries are restricted except for $34,957, which are permitted for dividend distributions under the Indenture. As of September 30, 2013, GBC was in compliance with all of its covenants relating to the Senior Secured Notes.

Pursuant to a registration rights agreement, on October 7, 2013, GBC completed an exchange offer to issue registered new notes (with substantially the same terms as the Senior Secured Notes) in exchange for the Senior Secured Notes that GBC issued in a private offering on June 1, 2012.

ABL Facility

Concurrent with the issuance of the Senior Secured Notes in 2012, the Company amended the agreement governing its asset-based revolving loan facility (the “ABL Facility”).

The unused portion of the ABL Facility was $177,000 and $184,978 as of September 30, 2013 and December 31, 2012, respectively. As of September 30, 2013 and December 31, 2012, amounts outstanding under the ABL Facility accrued interest at a rate of 3.33% and 4.50%, respectively.

The ABL Facility has an expiration date of June 1, 2017 and contains various debt covenants to which the Company is subject on an ongoing basis. As of September 30, 2013, the Company was in compliance with all of its covenants under the ABL Facility.

10.	Financing

Long-term debt consisted of the following:

	As of December 31,
	2012	2011
ABL Facility	$14,522	$—
Senior Secured Notes	375,000	—
Term Loan Facility	—	310,875
Discount, net of amortization	—	(7,297)

	389,522	303,578
Less: Current maturities of long-term debt	—	31,880

Total long-term debt	$389,522	$271,698

Senior Secured Notes

On June 1, 2012, GBC issued $375,000 in aggregate principal amount of 9.50% Senior Secured Notes due 2019. The Senior Secured Notes are guaranteed by Holdings and substantially all of the existing 100%-owned U.S. subsidiaries. The Senior Secured Notes are secured by a senior-priority security interest in the Company’s fixed assets (which secure the ABL Facility on a junior-priority basis) and by a junior-priority security interest in the Company’s accounts receivable and inventory (which secure the Company’s ABL Facility on a senior-priority basis).

The proceeds from the issuance of the Senior Secured Notes were used to repay the Term Loan Facility under the Credit and Guaranty Agreement and to fund a cash distribution of $160,000 to Halkos. The indenture governing the Senior Secured Notes contains covenants that limit GBC’s ability and the ability of restricted subsidiaries to, among other things: incur or guarantee additional debt or issue preferred stock; pay dividends; repurchase equity interests; repay subordinated indebtedness; make investments; create restrictions on the payment of dividends or other amounts to GBC from restricted subsidiaries; sell assets, including collateral; enter into transactions with affiliates; merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of GBC’s assets; and create liens on GBC’s or the restricted subsidiaries’ assets to secure debt. The credit agreement governing the ABL Facility and the indenture governing the Senior Secured Notes do, however, limit the ability of Global Brass and Copper, Inc. and its subsidiaries to dividend or distribute cash to Global Brass and Copper Holdings and to its equityholders, although ordinary course dividends and distributions to meet the limited holding company expenses and related obligations at Global Brass and Copper Holdings of up to $5 million per year are permitted under those agreements. Under the terms of the indenture governing the Senior Secured Notes, Global Brass and Copper, Inc. is also permitted to dividend or distribute to Global Brass and Copper Holdings and its equityholders up to 50% of its Consolidated Net Income (as defined in the indenture governing the Senior Secured Notes) from April 1, 2012 to the end of Global Brass and Copper’s most recently ended fiscal quarter. All of the net assets of the subsidiaries are restricted except for $16,432, which are permitted dividend distributions under the Company’s indenture governing the Senior Secured Notes. As of December 31, 2012, the Company was in compliance with all of its covenants relating to the Senior Secured Notes.

The Senior Secured Notes mature on June 1, 2019. Interest on the Senior Secured Notes accrues at the rate of 9.50% per annum and is payable semiannually in arrears on June 1 and December 1, commencing on December 1, 2012.

The Company is required to offer to redeem the Senior Secured Notes at a purchase price of 101% of their principal amount (plus accrued and unpaid interest) upon the occurrence of certain change of control events. In addition, upon the completion of certain asset dispositions, the Company may be required to offer to redeem the Senior Secured Notes at a purchase price of 100% of their principal amount (plus accrued and unpaid interest) if it does not apply the proceeds of such asset dispositions in accordance with the indenture by certain specified deadlines.

Pursuant to a registration rights agreement, dated as of June 1, 2012, the Company is required to effect a registered offer to issue registered new notes (with substantially the same terms as the Senior Secured Notes) in exchange for the Senior Secured Notes that the Company issued in a private offering on June 1, 2012. If the Company does not cause the registration statement for the exchange offer to go effective within 365 days after June 1, 2012, or otherwise fails to comply with the other deadlines in the registration rights agreement, it will be required to pay additional interest on the Senior Secured Notes equal to 0.25% per annum for each 90 days it is in default, up to a maximum of 0.50% per annum.

ABL Facility

Concurrent with the issuance of the Senior Secured Notes, the Company amended the ABL Facility to, among other things:

•	increase the commitments under the facility from $150,000 to $200,000;

•	extend the maturity of the ABL Facility to June 1, 2017;

•	lower the applicable margin and unused line fee under the ABL Facility;

•	permit additional acquisitions, investments, restricted payments, asset sales and debt incurrences if certain conditions are satisfied;

•	increase the inventory loan limit for the borrowing base;

•	adjust certain reporting requirements and collateral audit requirements to make them less restrictive; and

•	reduce the excess availability threshold which requires testing of the fixed charge coverage ratio covenant.

The Company refers to these amendments collectively as the “ABL Credit Facility Amendment”.

The ABL Facility provides for borrowings of up to the lesser of $200,000 or the Borrowing Base less outstanding loans and letters of credit. The Borrowing Base is defined as 85% of Eligible Accounts; plus the lesser of 80% of Eligible Inventory, 90% of the Net Recovery Percentage for the Eligible Inventory or the Inventory Loan Limit; minus Reserves. The maximum availability was $200,000 at December 31, 2012 and the Company had outstanding letters of credit of approximately $500 at December 31, 2012. In the event of increased commodity prices as indicated by the terms of the agreement, the Company may request, but the lenders are not obligated to, increase the maximum borrowings up to $250,000. At any time, if the amount outstanding under the ABL Facility exceeds the maximum allowable borrowings, the Company may be required to make a mandatory prepayment for the amount of the excess borrowings. At any time after the occurrence and during the continuance of a Trigger Event (as defined in the agreement governing the ABL Facility), subject to certain thresholds, reinvestment rights and other exceptions, proceeds received from asset sales, equity issuances or other specified events will be required to be applied (as mandatory prepayments) in whole or in part towards the extinguishment of outstanding amounts due under the ABL Facility.

The Company may elect to receive advances under the ABL Facility in the form of either prime rate advances or LIBOR rate advances, as defined by the agreement governing the ABL Facility. The unused portion under the ABL Facility determines the applicable spread added to the prime rate or LIBOR rate. The unused portion of the ABL Facility was $184,978 and $149,300 as of December 31, 2012 and 2011, respectively. Effective with the amendment described above, unused amounts under the ABL Facility incur an unused line fee at a rate of 0.50% per annum, payable in full on a quarterly basis (subject to certain possible adjustments on and after January 1, 2013). Also effective with the amendment described above, outstanding borrowings under the ABL Facility bear interest at a rate equal to either (i) for prime rate loans, a prime rate plus a spread between 1.0% and 1.5%, depending on excess availability levels or (ii) for LIBOR rate loans, LIBOR plus a spread of 2.0% to 2.5% depending on excess availability levels. As of December 31, 2012 and 2011, amounts outstanding under the ABL Facility accrued interest at a rate of 4.50% and 5.25%, respectively.

The ABL Facility has an expiration date of June 1, 2017 and contains various debt covenants to which the Company is subject on an ongoing basis. The ABL Facility restricts the Company’s ability to, among other things, incur indebtedness, grant liens, repurchase stock, issue cash dividends, make investments and acquisitions and sell assets, in each case subject to certain designated exceptions. Outstanding borrowings under the ABL Facility are secured by a senior-priority security interest in the Company’s accounts receivable and inventory (which secure the Senior Secured Notes on a junior-priority basis) and by a junior-priority security interest in the Company’s fixed assets (which secure the Senior Secured Notes on a senior-priority basis). As of December 31, 2012, the Company was in compliance with all of its covenants under the ABL Facility.

The ABL Facility contains customary events of default including, among others, failure to make payment when due, materially incorrect representations and warranties, breach of covenants, events of bankruptcy, or a change in control. In the case of an event of default occurring, the applicable interest rate spread increases by 2.0% and the lenders would have the option to call the outstanding amount due.

Term Loan Facility

On June 1, 2012, the Company repaid and retired its senior secured term loan credit facility under the Credit and Guaranty Agreement dated August 18, 2010, as amended, with proceeds received from the issuance of the Senior Secured Notes offering.

In connection with the termination prior to maturity of the Term Loan Facility, the Company recognized $19,612 as loss from extinguishment of debt for the fiscal year ended December 31, 2012 on the Company’s consolidated statements of operations. The loss on extinguishment of debt includes the write-off of $7,126 of unamortized debt issuance costs and $4,932 of unamortized debt discount as well as the payment of $6,394 of call premium and $21 of professional services fees related to the termination.

Furthermore, in accordance with ASC 470-50, Modifications and Extinguishments, $1,139 of costs associated with the issuance of the Senior Secured Notes was expensed as incurred and reflected in the loss from extinguishment of debt.